People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions

Annual Shareholders' Meeting
May 13, 2008

Forward-Looking Statements

Certain statements contained in this document are not statements of historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

These risks could cause actual results to differ materially from current expectations of Management and include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, material changes in market interest rates, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, changes in existing regulations or the adoption of new regulations, natural disasters, acts of war or terrorism, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of Trustmark's borrowers, the ability to control expenses, changes in Trustmark's compensation and benefit plans, greater than expected costs or difficulties related to the integration of new products and lines of business and other risks described in Trustmark's filings with the Securities and Exchange Commission.

Although Management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Trustmark undertakes no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Corporate Profile
As of March 31, 2008



OKLAHOMA
ARKANSAS
TENNESSEE
MISSISSIPPI
ALABAMA
TEXAS
JACKSON
LOUISIANA
FLORIDA
HOUSTON

Financial Highlights	2007	Q1-07	Q1-08
Net Income (in millions)	$108.6	$25.9	$26.2
Earnings per share	$1.88	$0.44	$0.46
Return on average tangible equity	19.17%	18.76%	17.59%
Return on average assets	1.23%	1.19%	1.19%
Net interest margin	3.92%	3.89%	3.94%
Efficiency Ratio	58.80%	61.89%	56.64%

Trustmark is an integrated provider of banking and financial solutions

- $9.1 billion in total assets
- Serving Florida, Mississippi, Tennessee and Texas
- 150 Banking Centers
- 2,600 Associates
- Investment Ratings
  - Moody's: A3
  - S&P BBB+
- Capital Ratios
  - Tangible equity/tangible assets 7.05%
  - Tier 1 leverage ratio 8.12%
  - Tier 1 risk-based capital 9.42%
  - Total risk-based capital 11.21%

Reasons to Invest in Trustmark

- Diversified business mix in attractive markets
- Liquid, well-positioned balance sheet
- Solid profitability metrics
- Strong capital base
- Positioned for growth and profitability

Trustmark Corporation
2007 Revenue and Noninterest Income Composition

($ in millions)

Total Revenue $463 Million



Mortgage $29
Insurance $36
Wealth Management $30
Auto/Credit Card $40
Treasury & Other $18
8%
6%
7%
9%
4%
TN 9%
TX 8%
FL 5%
MS 44%
Commercial/ Retail $310

Total Noninterest Income $162 Million



Wealth Mangement $26
Insurance $35
16%
22%
7%
Mortgage $12
6%
49%
Other $10
Commercial/ Retail $79

Fee Income to Total Revenue 35.0%

Jackson

- **Trustmark has $2.0 billion in loans and $3.3 billion in deposits+**
- **Maintain market dominance by focusing on cross-selling and retention**
- **New banking center to open in 2008**



YAZOO
MADISON
MISSISSIPPI
HINDS
RANKIN
Canton
Flora
Madison
Ridgeland
Ross Barnett Reservoir
Natchez Trace Pkwy
Bolton
Clinton
Jackson
Flowood
Pearl
Brandon
Pelahatchie
Raymond
Richland
Florence
Future banking center
Existing banking center

County	2007 Population	2007-12 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Hinds	251,503	0.43%	43.44%	20
Rankin	137,744	13.15%	31.10%	11
Madison	91,779	15.84%	27.98%	8
TOTAL	**481,026**	**7.01%**	**37.70%**	**39**

+ As of 3/31/2008
++ As of 6/30/2007
Source: SNL Financial and ESRI

Houston

- **Trustmark has 15 banking centers with**
- **$856 million in loans and $661 million in deposits+**
- **Building stronger Commercial, Retail, and Wealth Management platforms**
- **Five new banking centers opened during last 18 months**
- **New banking center to open in 2008**



Future banking center
Existing banking center

County	2007 Population	2007-12 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Houston MSA	5,620,734	11.48%	0.62%	15

+ As of 3/31/2008
++ As of 6/30/2007
Source: SNL Financial and ESRI

Trustmark
Banking and Financial Solutions

Memphis

- **Trustmark has $478 million in loans and $690 million in deposits+**
- **Focus on middle market commercial and real estate lending**
- **Two new Banking Centers opened in the last year**


Rosemark
Millington
Arlington
TENNESSEE
Loosahatchie
Lakeland
Marion
Somerville
Bartlett
Eads
Memphis
Fisherville
Williston
FAYETTE
Germantown
Lake McKellar
Collierville
Rossville Junction
SHELBY
Southaven
Olive Branch
Memphis
Horn Lake
MARSHALL
DE SOTO
Byhalia
Hernando
Coldwater
MISSISSIPPI

■ Existing banking center

	2007 Population	2007-12 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Memphis MSA	1,307,699	5.83%	2.54%	24

+ As of 3/31/2008
++ As of 6/30/2007
Source: SNL Financial and ESRI

Southern Region

- **Trustmark has $741 million in loans and $1.6 billion in deposits⁺**
- **Focus on middle market commercial and real estate lending**
- **New banking center to open in Biloxi in 2008**



Future banking center
Existing banking center
MISSISSIPPI
Decatur
Newton
Rose Hill
Stonewall
Florence
Raleigh
Louin
Crystal Springs
Mendenhall
Port Gibson
Bay Springs
Paulding
Heidelberg
Taylorsville
Sandersville
Hazlehurst
Wesson
New Hebron
Fayette
Union Church
Brookhaven
Prentiss
Collins
Laurel
Ellisville
Natchez
Roxie
Meadville
Richton
Homochitto
Summit
Hattiesburg
Gloster
Woodville
McComb
Columbia
Beaumont
Liberty
Magnolia
Tylertown
Purvis
Lumberton
Osyka
Norwood
Lucedale
Poplarville
Wiggins
Latimer
Picayune
Wolf
Kiln
Long Beach
Gulfport
Bay St. Louis

Market	2007 Population	2007-12 Projected Population Growth	Deposit Market Share⁺⁺	TRMK Banking Centers
Hattiesburg	121,602	6.34%	13.92%	7
MS Gulf Coast	354,721	-0.81%	0.65%	1
Other	557,196	-0.21%	16.59%	35
TOTAL	**1,033,519**	**0.36%**	**10.58%**	**43**

\+ As of 3/31/2008
\++ As of 6/30/2007
Source: SNL Financial and ESRI

Florida Panhandle

- **Trustmark has $693 million in loans and $270 million in deposits+**
- **Cross-sell to Fisher-Brown's commercial insurance customers**
- **Focus on commercial lending**
- **Expand Wealth Management**
- **New banking center in Panama City to open in 2008**


Crestview
DeFuniak Springs
Ponce de Leon
Caryville
OKALOOSA
FLORIDA
WALTON
Redbay
Vernon
Wausau
WASHINGTON
Freeport
Valparaiso
Wright
Ocean City
Choctawhatchee Bay
Fort Walton Beach
Destin
Miramar Beach
Santa Rosa Beach
Laguna Beach
BAY
Southport
Lynn Haven
Hiland Park
Panama City Beach
Panama City
Cedar Grove
Callaway
Parker
St. Andrew Bay
Youngs
Future banking center
Existing banking center

County	2007 Population	2007-12 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Bay	170,892	10.59%	5.07%	3
Okaloosa	193,913	8.42%	2.03%	2
Walton	55,788	22.19%	8.50%	3
Total	**420,593**	**11.13%**	**3.95%**	**8**

+ As of 3/31/2008
++ As of 6/30/2007
Source: SNL Financial and ESRI

Trustmark Corporation Loans

Period Ended *(excluding HFS)*
($ in billions)



$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
7.7% CAGR
7.3% CAGR
$4.5
$4.6
$5.0
$5.3
$5.9
$6.6
$7.0
$7.0
2001
2002
2003
2004
2005
2006
2007
3-08

By Type



Construction & land development $1,212
17%
1-4 Family $1,660
24%
NonFarm, nonresidential $1,315
19%
Other real estate secured $160
2%
Commercial & Industrial $1,287
18%
Consumer $1,056
15%
Other $321
5%

By Region



Texas $856
12%
Florida $693
10%
Tennessee $625
9%
69%
Mississippi* $4,839

* Mississippi loans include centrally underwritten mortgage, indirect auto and credit cards.

Trustmark
Banking and Financial Solutions

Trustmark Corporation Deposits

Period Ended

($ in billions)



$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
6.9% CAGR
$4.6
$4.7
$5.1
$5.5
$6.3
$7.0
$6.9
$7.3
2001
2002
2003
2004
2005
2006
2007
3-08

By Type

March 31, 2008



Noninterest Checking $1.5
20%
Time $2.6
35%
25%
Interest Checking $1.7
16%
4%
Money Market $1.2
Savings $0.3

By Region

March 31, 2008



Florida $0.3
Tennessee $1.1
4%
15%
9%
Texas $0.7
72%
Mississippi $5.2

Strategic Focus

- Manage Florida residential loan portfolio
- Devote resources to grow Houston franchise
- Realign and reinvest in retail banking centers
- Invest in technology with new deposit system
- Aggressive business development program
- Preserve and grow tangible equity

People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions